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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):         AUGUST 31, 2001




                           DVI RECEIVABLES CORP. VIII
             (Exact name of registrant as specified in its charter)



         DELAWARE                      333-74901                25-1824148
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                             18929
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000




         (Former name or former address, if changed since last report.)


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Item 7.      Financial Statements and Exhibits

Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending August 31, 2001, payment date September 13, 2001

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending August 31, 2001, payment date September 13, 2001

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending August 31, 2001, payment date September 14, 2001

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending August 31, 2001, payment date September 12, 2001

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending August 31, 2001, payment date September 11, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DVI Receivables Corp. VIII
                                                  ______________________________
                                                           (Registrant)

Dated:     September 18, 2001               By:   /s/ Steven R. Garfinkel
                                                  ______________________________
                                                  Steven R. Garfinkel
                                                  Executive Vice President and
                                                  Chief Financial Officer


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